UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011 (May 19, 2011)

LUMINEX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 TECHNOLOGY BLVD., AUSTIN, TEXAS	78727
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 219-8020

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting of Stockholders of Luminex Corporation (the “Company”), which was held on May 19, 2011, the Company’s stockholders elected Fred C. Goad, Jr., Jay B. Johnston and Jim D. Kever to serve as Class II directors for a term of three years by the following votes:

	Number of Shares
	Voted For	Vote Withheld	Broker Non-Votes
Fred C. Goad, Jr.	29,111,702	299,563	7,572,063
Jay B. Johnston	29,221,511	189,754	7,572,063
Jim D. Kever	28,988,989	422,276	7,572,063

The following items were also presented to the stockholders with the following results:

To ratify the appointment by the Company’s Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2011:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
36,827,797	152,447	3,084	-

To consider a non-binding "say-on-pay" vote regarding the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in the Company’s proxy statement for the 2011 Annual Meeting of Stockholders:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
28,873,455	435,298	102,512	7,572,063

To consider a non-binding “say-on-frequency” vote regarding the frequency of the vote on the Company’s executive compensation program (once every year, every two years or every three years):

Number of Shares
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
22,193,342	114,538	4,141,713	309,918	7,572,063

The Company’s Board of Directors has determined that the Company will include a non-binding advisory stockholder vote on the compensation of executives in its proxy materials every year until the next required advisory vote on the frequency of such votes occurs.

Item 8.01. Other Events.

On November 17, 2010, Luminex Corporation (“Luminex”) announced that its board of directors authorized Luminex to repurchase up to the lesser of $21 million worth, or one million shares, of its outstanding common stock.  The stock repurchase program was scheduled to expire on November 30, 2011.  As of May 19, 2011, Luminex had acquired approximately $4.7 million worth, or 249,072 shares, of its outstanding common stock pursuant to the stock repurchase program.

On May 19, 2011, Luminex’ board of directors expanded the stock repurchase program such that the remaining additional repurchase capacity is up to $18.75 million worth of Luminex outstanding common stock and extended the expiration date to February 6, 2012.

Luminex may repurchase its common stock from time to time in the open market or in privately negotiated transactions in compliance with the Securities and Exchange Commission’s regulations and other legal requirements, and subject to market conditions and other factors. Luminex may also implement all or part of the repurchase program pursuant to a plan or plans meeting the conditions of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2011	LUMINEX CORPORATION

	By:	/s/ Harriss T. Currie
		Name:	Harriss T. Currie
		Title:	Chief Financial Officer, Vice President of Finance